Exhibit 99.5

                                                                EXECUTION COPY
                                                                --------------

==============================================================================

                         GSAA HOME EQUITY TRUST 2006-7

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2006-7


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


        DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE FOR GSAA HOME
                              EQUITY TRUST 2006-7
                                  as Assignee


                                      and


                            AVELO MORTGAGE, L.L.C.
                                  as Servicer


                            and as acknowledged by

                            WELLS FARGO BANK, N.A.
                              as Master Servicer


                                  Dated as of

                                April 28, 2006





==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                  ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated April 28, 2006 (this "Agreement"), among GS Mortgage Securities Corp. (the "Assignor" or "Depositor"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-7 (the "Assignee"), Avelo Mortgage, L.L.C. (the "Servicer") and as acknowledged by Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer").

                  For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. Assignment, Assumption and Conveyance.

                  The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as
Exhibit 1 (the "Mortgage Loans"), (b) the Representations and Warranties Agreement, dated as of April 28, 2006, between Goldman Sachs Mortgage Company and the Assignor (the "Representations and Warranties Agreement") and (d) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of January 1, 2006 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, Deutsche Bank, as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo, as master servicer and securities administrator.

                  The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 6.02 (relating to the Owner's right to terminate the Servicer), Section 5.01 (relating to the Owner's right to receive information from the Servicer) and
Section 11.16 (relating the Owner's obligation to execute certain confidentiality agreements).

                  The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the

Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

                  The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

                  2. Recognition of the Assignee.

                  (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the applicable purchase agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in
Section 5(b) of the related purchase agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article IX of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage
Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

                  (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

                  (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer with respect to the Mortgage Loans and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights with respect to the Mortgage Loans as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer with respect to the Mortgage Loans under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer with respect to the Mortgage Loans under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

                  (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Master Servicer at the address set forth in Section 7 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

                  Wells Fargo Bank, N.A.
                  ABA #: 121000248
                  For credit to: SAS Clearing
                  Acct #: 3970771416
                  FFC to: GSAA 2006-7 Acct #50913900

                  (e) Monthly Reporting

                  Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format set forth in
Exhibit 2 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit 3 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in the format set forth in
Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

                  3. Representations and Warranties of the Assignee.

                  The Assignee hereby represents and warrants to the Assignor as follows:

                  (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Agreement;

                  (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Servicing Agreement and Sale Agreement; and

                  (c) Enforceability. The Assignee hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  4. Representations and Warranties of the Assignor.

                  The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

                  (a) The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

                  (b) The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;

                  (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

                  (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

                  5. Remedies for Breach of Representations and Warranties of the Assignor.

                  The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 5 hereof or in Section 2 of the Representations and Warranties Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 3 of the Representations and Warranties Agreement.

                  6. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

                  7. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

                  (a) in the case of the Servicer,

                      Avelo Mortgage, L.L.C.
                      600 E. Las Colinas Boulevard
                      Suite 620
                      Irving, Texas 75039
                      Attention:  President and General Counsel

or such other address as may hereafter be furnished by the Servicer;

                  (b) in the case of the Master Servicer,

                      Wells Fargo Bank, N.A.
                      P.O. Box 98
                      Columbia, Maryland 21046
                      Attention: GSAA 2006-7

                      Or in the case of overnight deliveries:

                      Wells Fargo Bank, N.A.
                      9062 Old Annapolis Road,
                      Columbia, Maryland 21045
                      Attention: GSAA 2006-7

or such address as may hereafter be furnished by the Master Servicer;

                  (c) in the case of the Assignee,

                      Deutsche Bank National Trust Company
                      1761 East St. Andrew Place,
                      Santa Ana, California 92705-4934
                      Attention: Trust Administration - GS0607
                      Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Assignee; and

                  (d) in the case of the Assignor,

                      GS Mortgage Securities Corp.
                      85 Broad Street
                      New York, New York 10004
                      Attention:  Chris Gething
                      Tel.: (212) 902-1434
                      Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

                  8. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                  9. Definitions. Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement.

                  10. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-7, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-7,
(iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-7, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-7 under this Agreement, the Trust Agreement or any related document.

                  11. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

                  12. Miscellaneous.

                  (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                  (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

                  (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

                  (e) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                       GS MORTGAGE SECURITIES CORP.



                                       By: /s/ Mark Weiss
                                          ------------------------------------
                                       Name:   Mark Weiss
                                       Title:  Managing Director



                                       DEUTSCHE BANK NATIONAL TRUST
                                       COMPANY, not in its individual capacity
                                       but solely as Trustee



                                       By: /s/ Amy Stoddard
                                          ------------------------------------
                                       Name:   Amy Stoddard
                                       Title:  Authorized Signer



                                       AVELO MORTGAGE, L.L.C. (Servicer)



                                       By: /s/ Michael Forbes
                                          ------------------------------------
                                       Name:   Michael Forbes
                                       Title:  Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,
as Master Servicer



By: /s/ Patricia M. Russo
    -----------------------------------
     Name:   Patricia M. Russo
     Title:  Vice President



                           Conduit/Avelo Step 2 AAR

                                   EXHIBIT 1
                            Mortgage Loan Schedule
                            ----------------------


   [On File with the Securities Administrator as provided by the Depositor]

                                      1-1

                                                             EXHIBIT 2

                Standard File Layout - Master Servicing
------------------------------------------------------------------------- --------- ------------------------------------ ---------

Column Name                Description                                    Decimal   Format Comment                       Max Size
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SER_INVESTOR_NBR           A value assigned by the Servicer to define a             Text up to 10 digits                       20
                           group of loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_NBR                   A unique identifier assigned to each loan by             Text up to 10 digits                       10
                           the investor.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                Text up to 10 digits                       10
                           Servicer. This may be different than the
                           LOAN_NBR.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORROWER_NAME              The borrower name as received in the file.               Maximum length of 30 (Last, First)         30
                           It is not separated by first and last name.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled         2      No commas(,) or dollar signs ($)           11
                           interest payment that a borrower is expected
                           to pay, P&I constant.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NOTE_INT_RATE              The loan interest rate as reported by the         4      Max length of 6                             6
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NET_INT_RATE               The loan gross interest rate less the             4      Max length of 6                             6
                           service fee rate as reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_RATE              The servicer's fee rate for a loan as             4      Max length of 6                             6
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_AMT               The servicer's fee amount for a loan as           2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_PAY_AMT                The new loan payment amount as reported by        2      No commas(,) or dollar signs ($)           11
                           the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_LOAN_RATE              The new loan rate as reported by the              4      Max length of 6                             6
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ARM_INDEX_RATE             The index the Servicer is using to calculate      4      Max length of 6                             6
                           a forecasted rate.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the beginning of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_END_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the end of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that             MM/DD/YYYY                                 10
                           the borrower's next payment is due to the
                           Servicer, as reported by Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_1            The first curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_1           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           first curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_1            The curtailment interest on the first             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_2            The second curtailment amount to be applied.      2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_2           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           second curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_2            The curtailment interest on the second            2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_3            The third curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_3           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           third curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_AMT_3             The curtailment interest on the third             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PIF_AMT                    The loan "paid in full" amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

                                      1-1

PIF_DATE                   The paid in full date as reported by the                 MM/DD/YYYY                                 10
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
                                                                                    Action Code Key: 15=Bankruptcy,             2
ACTION_CODE                The standard FNMA numeric code used to indicate          30=Foreclosure, , 60=PIF,
                           the default/delinquent status of a particular            63=Substitution,
                           loan.                                                    65=Repurchase,70=REO
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
INT_ADJ_AMT                The amount of the interest adjustment as          2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if      2      No commas(,) or dollar signs ($)           11
                           applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if               2      No commas(,) or dollar signs ($)           11
                           applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_LOSS_AMT              The amount the Servicer is passing as a           2      No commas(,) or dollar signs ($)           11
                           loss, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount        2      No commas(,) or dollar signs ($)           11
                           due at the beginning of the cycle date to be
                           passed through to investors.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_END_PRIN_BAL         The scheduled principal balance due to            2      No commas(,) or dollar signs ($)           11
                           investors at the end of a processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PRIN_AMT             The scheduled principal amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer for the current cycle --
                           only applicable for Scheduled/Scheduled
                           Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_NET_INT              The scheduled gross interest amount less the      2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current cycle as
                           reported by the Servicer -- only applicable
                           for Scheduled/Scheduled Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_PRIN_AMT              The actual principal amount collected by the      2      No commas(,) or dollar signs ($)           11
                           Servicer for the current reporting cycle --
                           only applicable for Actual/Actual Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_NET_INT               The actual gross interest amount less the         2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current reporting
                           cycle as reported by the Servicer -- only
                           applicable for Actual/Actual Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ AMT        The penalty amount received when a borrower       2      No commas(,) or dollar signs ($)           11
                           prepays on his loan as reported by the
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan        2      No commas(,) or dollar signs ($)           11
                           waived by the servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_DATE                   The Effective Payment Date of the                        MM/DD/YYYY                                 10
                           Modification for the loan.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_TYPE                   The Modification Type.                                   Varchar - value can be alpha or            30
                                                                                    numeric
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and             2      No commas(,) or dollar signs ($)           11
                           interest advances made by Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

                                                             EXHIBIT 3

Standard File Layout - Delinquency Reporting

--------------------------------------- -------------------------------------------------------------- ----------- ----------------
Column/Header Name                                               Description                            Decimal    Format Comment
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
SERVICER_LOAN_NBR                       A unique number assigned to a loan by the Servicer.  This
                                        may be different than the LOAN_NBR
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_NBR                                A unique identifier assigned to each loan by the originator.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
CLIENT_NBR                              Servicer Client Number
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
SERV_INVESTOR_NBR                       Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_FIRST_NAME                     First Name of the Borrower.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_LAST_NAME                      Last name of the borrower.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ADDRESS                            Street Name and Number of Property
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_STATE                              The state where the  property located.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ZIP                                Zip code where the property is located.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORR_NEXT_PAY_DUE_DATE                  The date that the borrower's next payment is due to the                    MM/DD/YYYY
                                        servicer at the end of processing cycle, as reported
                                        by Servicer.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_TYPE                               Loan Type (i.e. FHA, VA, Conv)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FILED_DATE                   The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CHAPTER_CODE                 The chapter under which the bankruptcy was filed.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CASE_NBR                     The case number assigned by the court to the bankruptcy
                                        filing.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POST_PETITION_DUE_DATE                  The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                        by the courts
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE              The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                        Dismissal, Discharged and/or a Motion For Relief Was
                                        Granted.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_APPR_DATE                      The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_TYPE                           The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_EST_COMP_DATE                  The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_ACT_COMP_DATE                  The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_APPROVED_DATE                    The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                                        instructions to begin foreclosure proceedings.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
ATTORNEY_REFERRAL_DATE                  Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FIRST_LEGAL_DATE                        Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                        Action
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_EXPECTED_DATE               The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_DATE                        The actual date of the foreclosure sale.                                   MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_AMT                         The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_START_DATE                     The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_COMPLETED_DATE                 The date the court revokes legal possession of the property                MM/DD/YYYY
                                        from the borrower.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_PRICE                              The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_DATE                               The date an REO property is listed at a particular price.                  MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_AMT                               The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_DATE_TIME                         The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_CLOSING_DATE                        The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_ACTUAL_CLOSING_DATE                 Actual Date Of REO Sale                                                    MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
OCCUPANT_CODE                           Classification of how the property is occupied.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------

                                                           Page 1 of 22
               Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
                                     (C) Copyright Wells Fargo Bank, Corporate Trust Services
                                 Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com


--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_CONDITION_CODE                     A code that indicates the condition of the property.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_INSPECTION_DATE                    The date a  property inspection is performed.                              MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
APPRAISAL_DATE                          The date the appraisal was done.                                           MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
CURR_PROP_VAL                           The current "as is" value of the property based on brokers         2
                                        price opinion or appraisal.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
REPAIRED_PROP_VAL                       The amount the property would be worth if repairs are              2
                                        completed pursuant to a broker's price opinion or appraisal.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
If applicable:
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_STATUS_CODE                      FNMA Code Describing Status of Loan
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_REASON_CODE                      The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_FILED_DATE                     Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                        Insurance Company.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT                            Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_PAID_DATE                      Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT_PAID                       Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE                   Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                          Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE                    Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                        Insurer
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                     Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_FILED_DATE             Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_AMT                    Amount of FHA Part A Claim Filed                                   2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_DATE              Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_AMT               Amount HUD Paid on Part A Claim                                    2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_FILED_DATE             Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_AMT                    Amount of FHA Part B Claim Filed                                   2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_DATE              Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_AMT               Amount HUD Paid on Part B Claim                                    2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_FILED_DATE                     Date VA Claim Was Filed With the Veterans Admin                            MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_DATE                      Date Veterans Admin. Disbursed VA Claim Payment                            MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_AMT                       Amount Veterans Admin. Paid on VA Claim                            2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------


Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
         o     ASUM-   Approved Assumption
         o     BAP-    Borrower Assistance Program
         o     CO-     Charge Off
         o     DIL-    Deed-in-Lieu
         o     FFA-    Formal Forbearance Agreement

         o     MOD-    Loan Modification
         o     PRE-    Pre-Sale
         o     SS-     Short Sale
         o     MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
         o     Mortgagor
         o     Tenant
         o     Unknown
         o     Vacant

The Property Condition field should show the last reported condition of the property as follows:
         o     Damaged
         o     Excellent
         o     Fair
         o     Gone
         o     Good
         o     Poor
         o     Special Hazard
         o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

            ------------------------ -------------------------------------------
            Delinquency Code         Delinquency Description
            ------------------------ -------------------------------------------
            001                      FNMA-Death of principal mortgagor
            ------------------------ -------------------------------------------
            002                      FNMA-Illness of principal mortgagor
            ------------------------ -------------------------------------------
            003                      FNMA-Illness of mortgagor's family member
            ------------------------ -------------------------------------------
            004                      FNMA-Death of mortgagor's family member
            ------------------------ -------------------------------------------
            005                      FNMA-Marital difficulties
            ------------------------ -------------------------------------------
            006                      FNMA-Curtailment of income
            ------------------------ -------------------------------------------
            007                      FNMA-Excessive Obligation
            ------------------------ -------------------------------------------
            008                      FNMA-Abandonment of property
            ------------------------ -------------------------------------------
            009                      FNMA-Distant employee transfer
            ------------------------ -------------------------------------------
            011                      FNMA-Property problem
            ------------------------ -------------------------------------------
            012                      FNMA-Inability to sell property
            ------------------------ -------------------------------------------
            013                      FNMA-Inability to rent property
            ------------------------ -------------------------------------------
            014                      FNMA-Military Service
            ------------------------ -------------------------------------------
            015                      FNMA-Other
            ------------------------ -------------------------------------------
            016                      FNMA-Unemployment
            ------------------------ -------------------------------------------
            017                      FNMA-Business failure
            ------------------------ -------------------------------------------
            019                      FNMA-Casualty loss
            ------------------------ -------------------------------------------
            022                      FNMA-Energy environment costs
            ------------------------ -------------------------------------------
            023                      FNMA-Servicing problems
            ------------------------ -------------------------------------------
            026                      FNMA-Payment adjustment
            ------------------------ -------------------------------------------
            027                      FNMA-Payment dispute
            ------------------------ -------------------------------------------
            029                      FNMA-Transfer of ownership pending
            ------------------------ -------------------------------------------
            030                      FNMA-Fraud
            ------------------------ -------------------------------------------
            031                      FNMA-Unable to contact borrower
            ------------------------ -------------------------------------------
            INC                      FNMA-Incarceration
            ------------------------ -------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

         ------------------------ --------------------------------------------
               Status Code        Status Description
         ------------------------ --------------------------------------------
                   09             Forbearance
         ------------------------ --------------------------------------------
                   17             Pre-foreclosure Sale Closing Plan Accepted
         ------------------------ --------------------------------------------
                   24             Government Seizure
         ------------------------ --------------------------------------------
                   26             Refinance
         ------------------------ --------------------------------------------
                   27             Assumption
         ------------------------ --------------------------------------------
                   28             Modification
         ------------------------ --------------------------------------------
                   29             Charge-Off
         ------------------------ --------------------------------------------
                   30             Third Party Sale
         ------------------------ --------------------------------------------
                   31             Probate
         ------------------------ --------------------------------------------
                   32             Military Indulgence
         ------------------------ --------------------------------------------
                   43             Foreclosure Started
         ------------------------ --------------------------------------------
                   44             Deed-in-Lieu Started
         ------------------------ --------------------------------------------
                   49             Assignment Completed
         ------------------------ --------------------------------------------
                   61             Second Lien Considerations
         ------------------------ --------------------------------------------
                   62             Veteran's Affairs-No Bid
         ------------------------ --------------------------------------------
                   63             Veteran's Affairs-Refund
         ------------------------ --------------------------------------------
                   64             Veteran's Affairs-Buydown
         ------------------------ --------------------------------------------
                   65             Chapter 7 Bankruptcy
         ------------------------ --------------------------------------------
                   66             Chapter 11 Bankruptcy
         ------------------------ --------------------------------------------
                   67             Chapter 13 Bankruptcy
         ------------------------ --------------------------------------------

                                   EXHIBIT 4

Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
(f)

(g)      The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         -------------------------------------
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable. Required documentation:

                  * For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period

                    of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                  * For escrow advances - complete payment history

                    (to calculate advances from last positive escrow balance forward)

                  * Other expenses - copies of corporate advance history showing all payments

                  * REO repairs > $1500 require explanation

                  * REO repairs >$3000 require evidence of at least 2 bids.

                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                  * Unusual or extraordinary items may require further documentation.

         13.      The total of lines 1 through 12.

         (h)      Credits:

         14-21.   Complete as applicable. Required documentation:

                                 Page 6 of 22
 Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                    Letter of Proceeds Breakdown.

                  * Copy of EOB for any MI or gov't guarantee

                  * All other credits need to be clearly defined on the 332 form

         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA loans, use line (18a) for Part
                           A/Initial proceeds and line (18b) for Part
                           B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         -------------------------------------------
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                Date:  _______________
         Phone:  ______________________   Email Address:_____________________


------------------------    -----------------------    ------------------------
Servicer Loan No.           Servicer Name              Servicer Address


------------------------    -----------------------    ------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _____________________________________________________
         Property Address: ____________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes                 No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                 $ ________________   (1)
         (2)  Interest accrued at Net Rate                                       ________________   (2)
         (3)  Accrued Servicing Fees                                             ________________   (3)
         (4)  Attorney's Fees                                                    ________________   (4)
         (5)  Taxes (see page 2)                                                 ________________   (5)
         (6)  Property Maintenance                                               ________________   (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________   (7)
         (8)  Utility Expenses                                                   ________________   (8)
         (9)  Appraisal/BPO                                                      ________________   (9)
         (10) Property Inspections                                               ________________   (10)
         (11) FC Costs/Other Legal Expenses                                      ________________   (11)
         (12) Other (itemize)                                                    ________________   (12)
                  Cash for Keys__________________________                        ________________   (12)
                  HOA/Condo Fees_______________________                          ________________   (12)
                  ______________________________________                         ________________   (12)

                  Total Expenses                                                $________________   (13)
         Credits:
         (14) Escrow Balance                                                    $________________   (14)
         (15) HIP Refund                                                         ________________   (15)
         (16) Rental Receipts                                                    ________________   (16)
         (17) Hazard Loss Proceeds                                               ________________   (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                       ________________   (18a)
         HUD Part A                                                              ________________   (18b)
         HUD Part B


         (19) Pool Insurance Proceeds                                            ________________   (19)
         (20) Proceeds from Sale of Acquired Property                            ________________   (20)
         (21) Other (itemize)                                                    ________________   (21)
              _________________________________________                          ________________   (21)

              Total Credits                                                     $________________   (22)
         Total Realized Loss (or Amount of Gain)                                $________________   (23)


Escrow Disbursement Detail


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------
      Type           Date Paid        Period of       Total Paid       Base Amount      Penalties        Interest
   (Tax /Ins.)                        Coverage
------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

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